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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 28, 2001


                               VSI HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


            Georgia                      1-12942                22-2135522
 (State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)

          41000 Woodward Avenue, Bloomfield Hills, Michigan 48304-2263
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 644-0500

          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

Exhibit Reference Number                 Exhibit Description
------------------------                 -------------------

             99.1                *Press Release dated June 28, 2001



-------------------
* Filed herewith


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ITEM 9.  REGULATION FD DISCLOSURE

         VSI Holdings, Inc. (AMEX: VIS) disclosed today that it has delivered a letter to SPX Corporation (NYSE: SPW) to the effect that, based on VSIH's investigations to date, it has concluded that SPX is not entitled to terminate their Merger Agreement.

         On March 24, 2001, SPX and VSIH entered into a Merger Agreement pursuant to which SPX would acquire VSIH. A registration statement on Form S-4 (Registration No. 333-59050) was filed by SPX with the Securities and Exchange Commission regarding the proposed merger of VSIH into SPX.

         On May 8, 2001, SPX delivered a notice to VSIH stating SPX's intention to terminate the agreement if certain conditions were not reasonably cured or possible to cure. On the same date, VSIH announced that it would investigate SPX's claims.

         VSIH's investigation has concluded that the claims in the SPX notice arise out of changes in VSIH's financial condition resulting from general business and economic conditions. Accordingly, VSIH has concluded that the changes do not constitute a "Company Material Adverse Effect" as defined in the Merger Agreement and SPX is therefor not entitled to terminate the Merger Agreement on those bases.

         VSIH has requested that SPX withdraw its notice and for the parties to proceed toward closing the merger. VSIH has also given notice to SPX of its extension of the closing deadline set forth in the Merger Agreement.

         There is no assurance that the transaction contemplated by the Merger Agreement will close.

         Certain statements in this report and in the press release included as an exhibit to this report are forward looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements involve a number of risks, uncertainties, and other factors including potential changes in market conditions that could cause actual results to differ materially. Please refer to the Company's filings with the Securities and Exchange Commission for a discussion of certain important factors that relate to forward looking statements contained herein and in the press release included as an exhibit to this report. Although the Company believes that the expectations reflected in any such forward looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VSI HOLDINGS, INC.



Date:  June 28, 2001                By:  /s/ Steve Toth, Jr.
                                         -------------------------------
                                         Name:  Steve Toth, Jr.
                                         Its:   Chairman and CEO


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                               INDEX TO EXHIBITS




EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
99.1                            Press Release